This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated January 2, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

------------------------------------------------------

------------------------------------------------------
January 2, 1996

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PAINEWEBBER
FINANCIAL SERVICES
GROWTH FUND INC.

1285 Avenue of the Americas
New York, New York 10019

------------------------------------------------------

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----
Prospectus Summary............................      2
Financial Highlights..........................      6
Flexible Pricing System.......................      8
Investment Objective and Policies.............      9
Purchases.....................................     14
Exchanges.....................................     18
Redemptions...................................     19
Conversion of Class B Shares..................     21
Other Services and Information................     21
Dividends and Taxes...........................     22
Valuation of Shares...........................     23
Management....................................     24
Performance Information.......................     25
General Information...........................     26
Appendix A....................................    A-1

------------------------------------------------------


A PaineWebber Mutual Fund

A professionally managed mutual fund seeking long-term capital appreciation. The Fund invests primarily in equity securities of financial services companies.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

                               PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

The Fund:                  PaineWebber Financial Services Growth Fund Inc.
                           ('Fund') is an open-end, diversified management
                           investment company.
Investment Objective and
  Policies:                Long-term capital appreciation; invests primarily
                           in equity securities of financial services
                           companies.
Total Net Assets:          Approximately $99.9 million at November 30, 1995.
Investment Adviser:        Mitchell Hutchins Asset Management Inc. ('Mitchell
                           Hutchins'), an asset management subsidiary of
                           PaineWebber Incorporated ('PaineWebber' or 'PW'),
                           manages over $44.7 billion in assets. See
                           'Management.'
Purchases:                 Shares of common stock are available exclusively
                           through PaineWebber and its correspondent firms
                           for investors who are clients of PaineWebber or
                           those firms ('PaineWebber clients') and, for other
                           investors, through PFPC Inc., the Fund's transfer
                           agent ('Transfer Agent').
Flexible Pricing System:   Investors may select Class A, Class B or Class C
                           shares, each with a public offering price that
                           reflects different sales charges and expense
                           levels. See 'Flexible Pricing System,'
                           'Purchases,' 'Redemptions' and 'Conversion of
                           Class B Shares.'
  Class A Shares           Offered at net asset value plus any applicable
                           sales charge (maximum is 4.5% of public offering
                           price).

  Class B Shares           Offered at net asset value (a maximum contingent
                           deferred sales charge of 5% of redemption proceeds
                           is imposed on most redemptions made within six
                           years of date of purchase). Class B shares
                           automatically convert into Class A shares (which
                           pay lower ongoing expenses) approximately six
                           years after purchase.
  Class C Shares           Offered at net asset value without an initial
                           sales charge (for shares purchased on or after
                           November 10, 1995, a contingent deferred sales
                           charge of 1% is imposed on most redemptions made
                           within one year of date of purchase). Class C
                           shares pay higher ongoing expenses than Class A
                           shares and do not convert into another Class.
Exchanges:                 Shares may be exchanged for shares of the
                           corresponding Class of most PaineWebber mutual
                           funds.
Redemptions:               PaineWebber clients may redeem through
                           PaineWebber; other shareholders must redeem
                           through the Transfer Agent.
Dividends:                 Declared and paid annually; net capital gain also
                           is distributed annually. See 'Dividends and
                           Taxes.'
Reinvestment:              All dividends and capital gain distributions are
                           paid in Fund shares of the same Class at net asset
                           value unless the shareholder has requested cash.
Minimum Purchase:          $1,000 for first purchase; $100 for subsequent
                           purchases.

Other Features:
  Class A Shares           Automatic investment plan  Quantity discounts on
                                                      initial sales charge

                           Systematic withdrawal      365-day reinstatement
                           plan                       privilege

                           Rights of accumulation

  Class B Shares           Automatic investment plan  Systematic withdrawal
                                                      plan

  Class C Shares           Automatic investment plan  Systematic withdrawal
                                                      plan

     WHO SHOULD INVEST. The Fund invests primarily in equity securities of financial services companies, including banks, thrift institutions ('thrifts'), insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies and their holding companies. Accordingly, the Fund is designed for investors who are seeking capital appreciation potential for a portion of their assets and who can assume the risks of greater fluctuation of market value resulting from investment in a portfolio concentrated in the financial services industries. While the Fund is not intended to provide a complete or balanced investment program, it can serve as one component of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

     RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's concentration in the financial services industries subjects its shares to greater risk than the shares of a fund whose portfolio is not so concentrated and, in particular, its shares will be affected by economic, legislative and regulatory developments impacting those industries. The Fund's investments in foreign securities and its use of options and futures contracts also entail special risks.

     EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                      SHAREHOLDER TRANSACTION EXPENSES(1)

                                                CLASS A      CLASS B    CLASS C
                                                -------      -------    -------

Maximum sales charge on purchases of shares
  (as a percentage of public offering
  price).....................................     4.5%         None       None

Sales charge on reinvested dividends.........     None         None       None

Exchange fee.................................    $5.00        $5.00      $5.00

Maximum contingent deferred sales charge (as
  a percentage of net asset value at the time
  of purchase or redemption, whichever is
  greater)...................................     None(2)        5%         1%(3)

                       ANNUAL FUND OPERATING EXPENSES(4)
                 (as a percentage of average daily net assets)

                                                CLASS A      CLASS B    CLASS C
                                                -------      -------    -------


Management fees..............................     0.70%        0.70%      0.70%

12b-1 fees (5)...............................     0.25         1.00       1.00

Other expenses...............................     0.50         0.52       0.53
                                                -------      -------    -------

Total operating expenses.....................     1.45%        2.22%      2.23%
                                                -------      -------    -------
                                                -------      -------    -------

------------------

     (1) Sales charge and exchange fee waivers are available for all shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See 'Purchases.'

     (2) Purchases of Class A shares of $1 million or more are not subject to an initial sales charge. A contingent deferred sales charge of 1% will be applied to most redemptions of such shares within one year of purchase. See 'Purchases.'

     (3) A contingent deferred sales charge of 1% will be applied to most redemptions of Class C shares within one year of purchase. See 'Purchases.'

     (4) See 'Management' for additional information. All expenses are those actually incurred for the fiscal year ended March 31, 1995.

     (5) 12b-1 fees have two components, as follows:

                                                CLASS A    CLASS B    CLASS C
                                                -------    -------    -------
            12b-1 service fees...............     0.25%      0.25%      0.25%
            12b-1 distribution fees..........     0.00       0.75       0.75

     12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would directly or indirectly pay the following expenses on a

$1,000 investment in the Fund, assuming a 5% annual return:

                          ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
                          --------  -----------  ----------  ---------
Class A Shares(1)........   $ 59       $  89        $121       $ 211
Class B Shares:
  Assuming a complete
     redemption at end of
     period(2)(3)........   $ 73       $  99        $139       $ 218
  Assuming no
     redemption(3).......   $ 23       $  69        $119       $ 218
Class C Shares:
  Assuming a complete
     redemption at end of
     period(2)...........   $ 33       $  70        $119       $ 256
  Assuming no
     redemption..........   $ 23       $  70        $119       $ 256

------------------

     (1) Assumes deduction at the time of purchase of the maximum 4.5% initial sales charge.

     (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.

     (3) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.

     The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of Fund shares.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of Fund shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                              FINANCIAL HIGHLIGHTS

     The table below provides selected per share data and ratios for one Class A share, one Class B share and one Class C share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below insofar as it relates to the five years ended March 31, 1995, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is also included in the Annual Report to Shareholders. The financial statements and notes and the financial information on the table below insofar as they relate to the six months ended September 30, 1995 have been taken from the records of the Fund without examination by the independent auditors, who do not express an opinion thereon. Further information about the performance of the Fund is also included in the Annual Report to Shareholders, which may be obtained without charge. The information appearing below for periods prior to the year ended March 31, 1991 also have been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                                    CLASS A
                     -----------------------------------------------------------------------------------------------------
                        FOR THE
                      SIX MONTHS                                                                               FOR THE
                         ENDED                                                                              PERIOD MAY 22,
                     SEPTEMBER 30,                      FOR THE YEARS ENDED MARCH 31,                          1986+ TO
                         1995       ----------------------------------------------------------------------    MARCH 31,
                      (UNAUDITED)    1995     1994     1993     1992     1991     1990     1989     1988         1987
                     -------------  -------  -------  -------  -------  -------  -------  -------  -------  --------------
Net asset value,
  beginning of
  period............    $ 17.11     $ 16.92  $ 19.45  $ 13.36  $  9.50  $  8.63  $  8.31  $  7.53  $  9.36      $  9.25
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
Net investment
  income (loss).....       0.14        0.25     0.15     0.10     0.15     0.25     0.24     0.25     0.21         0.22
Net realized and
  unrealized gains
  (losses) from
  investment
  transactions......       4.43        1.34    (0.76)    6.01     3.92     0.86     0.37     0.77    (1.45)       (0.09)
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
Total increase
  (decrease) from
  investment
  operations........       4.57        1.59    (0.61)    6.11     4.07     1.11     0.61     1.02    (1.24)        0.13
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
Dividends from
  investment
  income............         --       (0.13)   (0.08)   (0.02)   (0.21)   (0.24)   (0.29)   (0.24)   (0.39)          --

Distributions from
  realized gains on
  investments.......         --       (1.27)   (1.84)      --       --       --       --       --    (0.20)          --
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
Total dividends and
  distributions.....         --       (1.40)   (1.92)   (0.02)   (0.21)   (0.24)   (0.29)   (0.24)   (0.59)          --
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
Offering costs
  charged to
  capital...........         --          --       --       --       --       --       --       --       --        (0.02)
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
Net asset value, end
  of period.........    $ 21.68     $ 17.11  $ 16.92  $ 19.45  $ 13.36  $  9.50  $  8.63  $  8.31  $  7.53      $  9.36
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
Total investment
  return(1).........      26.71%      10.22%   (3.14)%  46.79%   42.23%   13.33%    7.16%   13.76%  (13.57)%       1.19%
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
                         ------     -------  -------  -------  -------  -------  -------  -------  -------      -------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000's)....    $63,989     $49,295  $48,032  $61,645  $44,867  $43,131  $95,081  $90,322  $85,130     $101,155
Ratio of expenses to
  average net
  assets............       1.40%*      1.45%    1.44%    1.87%    1.72%    1.67%    1.33%    1.16%    1.04%        1.05%*
Ratio of net
  investment income
  (loss) to average
  net assets........       1.53%*      1.40%    0.76%    0.60%    1.32%    2.56%    2.60%    3.20%    2.64%        2.82%*
Portfolio
  turnover..........         22%         14%      22%      28%      31%      19%      29%      55%      42%          25%

------------------------

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class
      A and Class B shares would be lower if sales charges were included.
      Total investment returns for periods less than one year have not been annualized.
   *  Annualized
   +  Commencement of operations
 (2)  Formerly Class D shares


                                                CLASS B                                            CLASS C(2)
                      ---------------------------------------------------------   ------------------------------------------------
                         FOR THE                                                    FOR THE
                       SIX MONTHS                                      FOR THE     SIX MONTHS                            FOR THE
                          ENDED              FOR THE YEARS          PERIOD JULY      ENDED          FOR THE YEARS     PERIOD JULY 2
                      SEPTEMBER 30,         ENDED MARCH 31,         1, 1991+ TO   SEPTEMBER 30,     ENDED MARCH 31,       1992+ TO
                          1995        ---------------------------     MARCH 31,      1995        -------------------     MARCH 31,
                       (UNAUDITED)     1995      1994      1993          1992     (UNAUDITED)     1995      1994           1993
                      -------------   -------   -------   -------   -----------  -------------   ------  -----------  -------------
Net asset value,
  beginning of
  period............     $ 16.85      $ 16.71   $ 19.34   $ 13.36       $10.24     $ 16.86      $16.71    $ 19.34       $14.61
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
Net investment
  income (loss).....        0.05         0.11      0.02     (0.01)          --        0.05        0.11       0.01           --

Net realized and
  unrealized gains
  (losses) from
  investment
  transactions......        4.37         1.33     (0.75)     5.99         3.18        4.37        1.33      (0.73)        4.77
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
Total increase
  (decrease) from
  investment
  operations........        4.42         1.44     (0.73)     5.98         3.18        4.42        1.44      (0.72)        4.77
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
Dividends from
  investment
  income............          --        (0.03)    (0.06)       --        (0.06)         --       (0.02)     (0.07)       (0.04)
Distributions from
  realized gains on
  investments.......          --        (1.27)    (1.84)       --           --          --       (1.27)     (1.84)         --
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
Total dividends and
  distributions.....          --        (1.30)    (1.90)       --        (0.06)         --       (1.29)     (1.91)       (0.04)
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
Offering costs
  charged to
  capital...........          --           --        --        --           --          --          --         --           --
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
Net asset value, end
  of period.........     $ 21.27      $ 16.85   $ 16.71   $ 19.34       $13.36     $ 21.28      $16.86    $ 16.71       $19.34
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
Total investment
  return(1).........       26.23%        9.37%    (3.83)%   44.76%       31.16%      26.22%       9.34%     (3.76)%      32.66%
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
                          ------      -------   -------   -------        -----       -----      ------      -----       ------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of

  period (000's)....     $25,340      $16,368   $11,517   $10,364       $  765     $ 6,831      $4,160    $ 4,370       $4,636
Ratio of expenses to
  average net
  assets............        2.14%*       2.22%     2.16%     2.45%        2.72%*      2.17%*      2.23%      2.17%        2.36%*
Ratio of net
  investment income
  (loss) to average
  net assets........        0.76%*       0.67%     0.05%    (0.03)%       0.14%*      0.73%*      0.61%      0.03%        0.01%*
Portfolio
  turnover..........          22%          14%       22%       28%          31%         22%         14%        22%          28%


                                       7

                            FLEXIBLE PRICING SYSTEM

DIFFERENCES AMONG THE CLASSES

     The primary distinctions among the Classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each
Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.


                                     ANNUAL 12B-1 FEES
                                 (AS A % OF AVERAGE DAILY
               SALES CHARGE             NET ASSETS)          OTHER INFORMATION
           --------------------  -------------------------  --------------------
CLASS A    Maximum initial       Service fee of 0.25%       Initial sales charge
           sales charge of 4.5%                             waived or reduced
           of the public                                    for certain
           offering price                                   purchases
CLASS B    Maximum contingent    Service fee of 0.25%;      Shares convert to
           deferred sales        distribution fee of 0.75%  Class A shares
           charge of 5% upon                                approximately six
           redemption; declines                             years after issuance
           to zero after six
           years
CLASS C    Contingent deferred   Service fee of 0.25%;               --
           sales charge of 1%    distribution fee of 0.75%
           upon redemption for
           first year

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

     In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.


     SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5% applies to most redemptions made within six years of purchase. Class C shareholders pay no initial sales charges, although a contingent deferred sales charge of 1% applies to most redemptions made within one year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.

     WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $50,000 and Class A share purchases made under the Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

     The entire initial sales charge on Class A shares is waived for certain eligible investors. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.

     ONGOING ANNUAL EXPENSES. Class A, B and C shares of the Fund pay an annual 12b-1 service fee of 0.25% of average daily net assets.

Class B and Class C shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.

     For example, assuming a constant net asset value, the cumulative distribution fees on the Fund's Class B or Class C shares and the 4.5% maximum initial sales charge on the Fund's Class A shares would all be approximately equal if the shares were held for six years. Because Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold Fund shares for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold Fund shares for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares, and due to the contingent deferred sales charges that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.

     The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other

Class-specific expenses. The 'Example of Effect of Fund Expenses' under 'Prospectus Summary' shows the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5%.

OTHER INFORMATION

     PaineWebber investment executives may receive different levels of compensation for selling one particular Class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.

     See 'Purchases,' 'Redemptions' and 'Management' for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for Class A, B and C shares of the Fund. See also 'Conversion of Class B Shares,' 'Dividends and Taxes,' 'Valuation of Shares' and 'General Information' for other differences among the three Classes.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities (such as common stocks and securities convertible into common stock) of financial services companies, including banks, thrifts, insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies and their holding companies. The Fund invests in the equity securities of institutions that, in the opinion of Mitchell Hutchins, represent strong fundamental investment value. In selecting securities for investment, Mitchell Hutchins considers all those factors it believes will affect the potential for capital appreciation, including the issuer's current and anticipated revenues, earnings, cash flow and assets, as well as general market conditions in the financial services industries. The Fund will invest in the equity securities of banks and thrifts and their holding companies only if those banks and thrifts have deposits that are insured by the Federal Deposit Insurance Corporation ('FDIC'). Neither the Fund's shares nor the value of its portfolio securities are insured by the FDIC.

     Except with respect to companies engaged in 'securities related businesses,' a company will be deemed eligible for investment by the Fund if at least 50% of either its revenues or earnings were derived from financial services activities or at least 50% of its assets are devoted to these activities, based on the company's most recent fiscal year for which information is available. Companies engaged in securities related businesses are those that derive more than 15% of their gross revenues from securities brokerage or investment management activities; these companies are considered financial services companies for purposes of the Fund's concentration policy. SEC regulations limit the Fund's investment in the equity securities of any company engaged in securities related businesses to not more than 5% of the Fund's total assets.

     The Fund may invest up to 35% of its total assets in equity securities of issuers outside the financial services industries judged by Mitchell Hutchins to have potential for capital growth, and in debt securities, non-convertible preferred stocks, warrants and money market instruments. The Fund will invest in securities other than equity securities when, in the opinion of Mitchell Hutchins, their potential for capital appreciation is equal to or greater than that of equity securities or when such holdings might reduce the volatility of the Fund's portfolio. Subject to this 35% limitation, the Fund also may hold cash or invest in money market instruments pending investment in other securities or for liquidity purposes.

     There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

     SPECIAL CONSIDERATIONS AND RISKS RELATING TO THE FINANCIAL SERVICES INDUSTRIES. Examples of companies in the financial services field include commercial banks, savings associations, brokerage companies, insurance companies, commercial and consumer finance companies, investment management companies and companies that span across these segments. Because the Fund's investments are concentrated in the financial services industries (consisting of the finance and insurance industries), its shares are subject to greater risk than the shares of a fund whose portfolio is not so concentrated and, in particular, will be affected by economic, legislative and regulatory developments impacting these industries.

     Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Insurance companies may be subject to severe price competition. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the industry and the fund.

     SPECIALIZED RISK FACTORS OF FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in securities of foreign issuers. These investments may involve special risks arising from political, economic and social developments abroad, as well as those that may result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies.

     While the Fund generally invests only in securities that are traded on recognized exchanges or in over-the-counter ('OTC') markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures may differ substantially from those of U.S. courts.

     Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental intervention in the currency markets. Any of these factors could adversely affect the Fund.

     DEBT SECURITIES. The debt securities in which the Fund may invest include securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and non-convertible investment grade corporate debt securities. Investment grade debt securities are those rated in the top four rating categories by Standard & Poor's, a division of The McGraw Hill Companies, Inc., ('S&P') or Moody's Investors Service, Inc. ('Moody's'), comparably rated by another nationally recognized statistical rating organization ('NRSRO') or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated BBB by S&P, Baa by Moody's or comparably rated by another NRSRO are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. See the Statement of Additional Information for further information regarding Moody's and S&P's ratings.

     The market value of debt securities generally varies inversely with interest rate changes. Ratings of debt securities represent the NRSRO's opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the security, but the Fund is not required to dispose of it. However, in the event that, due to a downgrade of one or more debt securities, an amount in excess of 5% of the Fund's net assets is held in securities (including convertible debt securities) rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of these securities to the extent necessary to ensure that the Fund's holdings of these securities do not exceed 5% of its net assets. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

     HEDGING STRATEGIES. The Fund may attempt to reduce the overall risk of its investments (hedge) by using options (both exchange-traded and OTC) and futures contracts. The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Appendix to this Prospectus describes the hedging instruments that the Fund may use. The Statement of Additional Information contains further information on these strategies.

     The Fund may buy and write (sell) foreign currency futures contracts, stock index futures contracts and interest rate futures contracts and buy put and call options or write covered call options on such futures contracts, securities, foreign currencies and stock indices. Because the Fund intends to use options and futures for hedging purposes, the Fund may enter into options and futures that hedge the full value of its portfolio, although, under normal circumstances, a much smaller portion of the Fund's portfolio will be at risk under such hedging instruments.

     The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund would be in a better position if it had not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the instruments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain 'cover' or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory and federal tax considerations.

     ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws (other than 'Rule 144A' securities Mitchell Hutchins has determined to be liquid under procedures approved by the Fund's board of directors). Rule 144A establishes a 'safe harbor' from registration requirements of the Securities Act of 1933 ('1933 Act') for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering the Fund's portfolio securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase debt securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund generally would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

     OTHER INFORMATION. When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash or money market instruments, including repurchase agreements. The Fund also may engage in short sales of securities 'against the box' to defer realization of gains or losses for tax or other purposes. The Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets and may engage in reverse repurchase agreements, but not in excess of 5% of its net assets.

     Over the past 69 years, the total return of equity investments, as measured by the Standard & Poor's 500 Composite Stock Price Index ('S&P 500'), has exceeded the inflation rate, as measured by the Consumer Price Index, as well as total return on long-term U.S. Treasury bonds, long-term corporate bonds and short-term U.S. Treasury bills. However, year-to-year fluctuations in each of these indices and instruments have been significant, and total return for the S&P 500 for some periods has been negative. Furthermore, there can be no assurance that this trend will continue.

     The Fund's investment objective of long-term capital appreciation, as well as its policy of investing, under normal circumstances, at least 65% of its total assets in equity securities of financial services companies may not be changed without the approval of its shareholders. Certain other investment limitations, as described in the Statement of Additional Information, are fundamental policies and also may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of directors without shareholder approval.

                                   PURCHASES

     GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon most redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of 1% payable on most redemptions made within one year of purchase. Class C shares do not convert into another Class. See 'Flexible Pricing System' and 'Conversion of Class B Shares.'

     Shares of the Fund are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment is $1,000, and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, by certain pension plans and retirement accounts and participants in the Fund's automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see 'Valuation of Shares') after the order is received by PaineWebber's New York City offices or by the Transfer Agent, plus any applicable sales charge for Class A shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

     When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.

     PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ('NYSE') is open for business.

     PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Fund through the Transfer Agent. Shares of the Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.

     INITIAL SALES CHARGE--CLASS A SHARES. The public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                 INITIAL SALES CHARGE SCHEDULE--CLASS A SHARES

                         SALES CHARGE AS A PERCENTAGE OF    DISCOUNT TO SELECTED
                        ----------------------------------      DEALERS AS A
                         OFFERING     NET AMOUNT INVESTED      PERCENTAGE OF
  AMOUNT OF PURCHASE       PRICE       (NET ASSET VALUE)       OFFERING PRICE
----------------------  -----------  ---------------------  --------------------
    Less than  $50,000        4.50%             4.71%               4.25%
   $50,000 to  $99,999        4.00              4.17                3.75
  $100,000 to $249,999        3.50              3.63                3.25
  $250,000 to $499,999        2.50              2.56                2.25
  $500,000 to $999,999        1.75              1.78                1.50
$1,000,000 and over(1)        None              None                1.00

------------

     (1) Mitchell Hutchins pays compensation to PaineWebber out of its own resources. Most redemptions of these shares within one year of purchase will be subject to a contingent deferred sales charge of 1%. See 'Contingent Deferred Sales Charge--Class A Shares.'

     Mitchell Hutchins may at times agree to reallow a higher discount to PaineWebber, as exclusive dealer for Fund shares, than those shown above. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an 'underwriter' under the 1933 Act.

     REDUCED SALES CHARGE PLANS--CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of the Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. In addition, the right of accumulation permits a Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.

     An 'eligible group of related Fund investors' includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ('IRA'), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes an employer or group of related employers and one or more qualified retirement plans of such employer or employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.

     SALES CHARGE WAIVERS--CLASS A SHARES. Class A shares are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See 'Exchanges.' In addition, Class A shares may be purchased without a sales charge, and exchanges of any Class of shares made without the $5.00 exchange fee, by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual fund, their spouses, parents and children and advisory clients of Mitchell Hutchins. Class A shares may also be purchased without a sales charge by employee benefit plans qualified under section 401 or 403(b) of the Internal Revenue Code (the 'Code'), including salary reduction plans qualified under section 401(k) of the Code, subject to minimum requirements established by Mitchell Hutchins with respect to number of employees or amount of purchase. Currently, the employers establishing the plan must have 100 or more eligible employees or the amount invested or to be invested during the subsequent 13-month period in the Fund or any other PaineWebber mutual fund must total at least $1 million. If investments by an employee benefit plan without a sales charge are made through a dealer (including PaineWebber) who has executed a dealer agreement with Mitchell Hutchins, Mitchell Hutchins may make a payment, out of its own resources, to the dealer in an amount not to exceed 1% of the amount invested.

     Class A shares also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided
(1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber mutual funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.

     Certificate holders of unit investment trusts ('UITs') sponsored by PaineWebber may acquire Class A shares of the Fund without regard to minimum investment requirements and without sales charges by electing to have dividends and other distributions from their UIT investment automatically invested in Class A shares.

     Class A shares may be acquired without a sales charge if issued by the Fund in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

     CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES. Class A shares purchased without an initial sales charge due to the sales charge waiver for purchases of $1 million or more and held less than one year are subject to a contingent deferred sales charge upon most redemption equal to 1.0% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class A shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class A shares of the other PaineWebber mutual fund were initially purchased without a sales charge and Class A shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain reinvestments in such other funds. Redemption order will be determined as described for Class B shares of the Fund (see 'Contingent Deferred Sales Charge--Class B Shares'). Class A shares held one year or longer and Class A shares acquired through reinvestment of dividends or capital gain distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS A SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

     CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The public offering price of the Class B shares is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon most redemptions of Class B shares.

     The maximum contingent deferred sales charge for Class B shares equals 5% of the lower of (a) the net asset value of the shares at the time of purchase or
(b) the net asset value of the shares at the time of redemption. Class B shares held six years or longer and Class B shares acquired through reinvestment of dividends or capital gain distributions are not subject to the contingent deferred sales charge. The following table shows the contingent deferred sales charge percentages charged in each year following purchase:

                                           CONTINGENT
                                         DEFERRED SALES
                                          CHARGE AS A
             REDEMPTION                  PERCENTAGE OF
               DURING                   NET ASSET VALUE
-------------------------------------   ----------------
1st Year Since Purchase..............          5%
2nd Year Since Purchase..............          4
3rd Year Since Purchase..............          3
4th Year Since Purchase..............          2
5th Year Since Purchase..............          2
6th Year Since Purchase..............          1
7th Year Since Purchase..............         None

     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber mutual funds, and Class B shares being redeemed will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

     SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for most redemptions in connection with the Fund's systematic withdrawal plan. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death. The contingent deferred sales charge will also be waived in connection with a lump-sum or other distribution in the case of an IRA, self-employed individual retirement plan (so-called 'Keogh Plan') or a custodial account under Section 403(b) of the Internal Revenue Code following attainment of age 59 1/2; any total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan; and a redemption resulting from a tax-free return of an excess contribution to an IRA.

     Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

     PURCHASE OF CLASS C SHARES.   The public offering price of the Class C
shares is the next determined net asset value. No initial sales charge is imposed.

     CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. Class C shares held less than one year will be subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class C shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class C shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class C shares will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see 'Contingent Deferred Sales Charge--Class B Shares'). Redemptions of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased that were subsequently exchanged into Class C shares of the Fund. Class C shares held one year or longer and Class C shares acquired through reinvestment of dividends or capital gain distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS C SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

                                   EXCHANGES

     Shares of the Fund may be exchanged for shares of the corresponding Class of other PaineWebber mutual funds or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of shares acquired through an exchange. A $5.00 exchange fee is charged for each exchange, and exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

     The other PaineWebber mutual funds with which Fund shares may be exchanged include:

PAINEWEBBER INCOME FUNDS

     o GLOBAL INCOME FUND

     o HIGH INCOME FUND

     o INVESTMENT GRADE INCOME FUND

     o LOW DURATION U.S. GOVERNMENT
       INCOME FUND

     o STRATEGIC INCOME FUND

     o U.S. GOVERNMENT INCOME FUND

PAINEWEBBER TAX-FREE INCOME FUNDS

     o CALIFORNIA TAX-FREE INCOME FUND

     o MUNICIPAL HIGH INCOME FUND

     o NATIONAL TAX-FREE INCOME FUND

     o NEW YORK TAX-FREE INCOME FUND

PAINEWEBBER GROWTH FUNDS

     o CAPITAL APPRECIATION FUND

     o EMERGING MARKETS EQUITY FUND

     o GLOBAL EQUITY FUND

     o GROWTH FUND

     o SMALL CAP GROWTH FUND

     o SMALL CAP VALUE FUND

PAINEWEBBER GROWTH AND INCOME FUNDS

     o BALANCED FUND

     o GROWTH AND INCOME FUND

     o TACTICAL ALLOCATION FUND

     o UTILITY INCOME FUND

PAINEWEBBER MONEY MARKET FUND

     PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be exchanged are held in certificate form. Shareholders who are not PaineWebber clients or who hold their shares in certificate form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See 'Valuation of Shares.' Fund shares purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.

     OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. See the Statement of Additional Information for further details. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of PaineWebber mutual funds to be acquired through the exchange.

                                  REDEMPTIONS

     Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request, as described below. PaineWebber clients may redeem non-certificated shares through

PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise: Class A shares, then Class C shares, and finally Class B shares.

     REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

     PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

     REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order' and redemption proceeds will be paid within seven days of receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'

     ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, it reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value.

If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

     Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A shares within 365 days of the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.

                          CONVERSION OF CLASS B SHARES

     A shareholder's Class B shares will automatically convert to Class A shares approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period. See 'Valuation of Shares.'

                         OTHER SERVICES AND INFORMATION

     Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.

     AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Fund shares through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of 'dollar cost averaging.' When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own non-certificated Class
A or Class C shares with a value of $5,000 or more or Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. Shareholders who participate in the systematic withdrawal plan must elect to have all dividends reinvested in additional shares of the same Class. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and

$600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. Provided that the shareholder does not withdraw an amount exceeding 12% (in the first year after purchase for Class A and Class C shares, annually for Class B shares) of his or her 'Initial Account Balance,' a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan, no contingent deferred sales charge is imposed on such withdrawals. A shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $5,000 for

Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional Fund shares concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.

     INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Fund may be purchased through IRAs available through the Fund. In addition, a Self-Directed IRA is available through PaineWebber. Under the Self-Directed IRA, investments may be made in the Fund as well as in other investments available through PaineWebber. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

     TRANSFER OF ACCOUNTS. If a shareholder holding Fund shares in a PaineWebber brokerage account transfers his or her brokerage account to another firm, the Fund shares normally will be transferred to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                              DIVIDENDS AND TAXES

     DIVIDENDS. The Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. The Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net gains from foreign currency transactions with the regular annual dividend. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. Dividends and other distributions on all Classes of Fund shares are calculated at the same time and in the same manner. Dividends on Class B and Class C shares of the Fund are expected to be lower than those on its Class A shares because of the higher expenses resulting from distribution fees borne by the Class B and Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See 'Valuation of Shares.'

     Dividends and capital gain distributions are paid in additional Fund shares of the same Class at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms or complete the appropriate section of the application form.

     TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

     Dividends from the Fund's investment company taxable income (whether in cash or in additional shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether in cash or in additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay taxes on amounts distributed to them.

     The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. However, special tax rules apply when a shareholder
(1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares would be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming other Fund shares (regardless of Class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

     No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers.

                              VALUATION OF SHARES

     The net asset value of the Fund's shares fluctuates and is determined separately for each Class as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.


     The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of

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the Fund's board of directors. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of directors determines that this does not represent fair value.

                                   MANAGEMENT

     The Fund's board of directors, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administrator, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for these services at the annual rate of 0.70% of the Fund's average daily net assets. Brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Fund's board of directors.

     The Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. The Fund incurs other expenses and, for the fiscal year ended March 31, 1995, total expenses for the Fund's Class A shares, Class B shares and Class C shares, stated as a percentage of average net assets, were 1.45%, 2.22% and 2.23%, respectively.

     Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. As of November 31, 1995, Mitchell Hutchins was adviser or subadviser of 38 investment companies with 70 separate portfolios and aggregate assets of over $29 billion.

     Karen L. Finkel is primarily responsible for the day-to-day portfolio management of the Fund. Mrs. Finkel is a vice president of the Fund and a first vice president of Mitchell Hutchins. She has held her Fund responsibilities since January 1988 and has been employed by Mitchell Hutchins as a portfolio manager for the last five years.

     Other members of Mitchell Hutchins' domestic equity and domestic fixed income investments groups provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to the Fund's investments.

     Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of Fund shares and has appointed PaineWebber as the exclusive dealer for the sale of Fund shares. Under separate plans of distribution pertaining to the Class A shares, Class B shares and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each Class of shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares.

     Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for shareholder servicing that they perform and retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

     Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to PaineWebber for selling Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the Fund's marketing costs attributable to such Classes, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.

     Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares of the Fund. If PaineWebber makes such payments, it will retain the service and distribution fees on Class C shares until it has been reimbursed and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.

     Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of Class A shares and the contingent deferred sales charge paid upon certain redemptions of shares, and may use these proceeds for any of the distribution expenses described above. See 'Purchases.'

     During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ('Distribution Contracts') obligate the Fund to pay service and distribution fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed its service or distribution fees, the Fund will not be obligated to pay more than those fees and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins' sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plans, the Fund's directors will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plans and corresponding expenses for the other two Classes.

                            PERFORMANCE INFORMATION

     The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for the Class A shares reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B and Class C shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of the shares held for the period. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.

     The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.

     Total return information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

                              GENERAL INFORMATION

     ORGANIZATION. PaineWebber Financial Services Growth Fund Inc. is registered with the SEC as an open-end management investment company and was incorporated in Maryland on February 13, 1986. The Fund has authority to issue 300 million shares of common stock of separate series, par value $.001 per share.

     The shares of common stock of the Fund are divided into three Classes, designated Class A shares, Class B shares and Class C shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its respective plans of distribution, (2) Class A shares are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, are subject to a contingent deferred sales charge upon most redemptions and will automatically convert to Class A shares approximately six years after issuance, (4) Class C shares are not subject to an initial sales charge, but are subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain Class-specific expenses.

     The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Fund may remove a director by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when so requested in writing by the shareholders of record holding at least 10% of the Fund's outstanding shares. Each share of the Fund has equal voting rights, except as noted above. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the three Classes, dividends and liquidation proceeds of Class B and Class C shares are likely to be lower than on the Class A shares.

     To avoid additional operating costs and for investor convenience, the Fund no longer issues share certificates. Ownership of Fund shares is recorded on a share register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

     CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Fund shares. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.

                                                                      APPENDIX A

     The Fund may use the hedging instruments described below:

     OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

     OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

     STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contracts.

     INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currencies, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

                                                               Application Form
The PaineWebber
Mutual Funds                           / /  / /-/ /  / /  / /  / /  / /-/ /  / /
                                                PaineWebber Account No.
--------------------------------------------------------------------------------
INSTRUCTIONS   DO NOT USE THIS FORM IF YOU WOULD LIKE YOUR ACCOUNT SERVICED
               THROUGH PAINEWEBBER. INSTEAD, CALL YOUR PAINEWEBBER INVESTMENT
               EXECUTIVE (OR YOUR LOCAL PAINEWEBBER OFFICE TO OPEN AN ACCOUNT).

               FOR ASSISTANCE IN COMPLETING THIS FORM CONTACT PFPC INC. AT 1-800-647-1568.
                                                  Return this completed form to:
                                                  PFPC Inc.
                                                  P.O. Box 8950
                                                  Wilmington, Delaware 19899
PLEASE PRINT                                      ATTN: PaineWebber Mutual Funds
--------------------------------------------------------------------------------
 /1/  INITIAL INVESTMENT ($1,000 MINIMUM)

      ENCLOSED IS A CHECK FOR $________ (payable to PaineWebber Financial Services Growth Fund Inc.) to purchase Class A / / Class B / / or Class C / / shares.
      (Check one; if no Class is specified Class A shares will be purchased)

 /2/  ACCOUNT REGISTRATION

      Not valid without signature and Soc. Sec. or Tax ID # on accompanying Form W-9
      --As joint tenants, use Lines 1 and 2
      --As custodian for a minor, use Lines 1 and 3
      --in the name of a corporation, trust or other organization or any fiduciary capacity, use Line 4

      1. Individual ______________ ____________________________  _____/___/_____
                    First Name     Last Name                 MI  Soc. Sec. No.

      2. Joint Tenancy ___________ ____________________________  _____/___/_____
                       First Name  Last Name                 MI  Soc. Sec. No.
                       ("Joint Tenants with Rights of Survivorship" unless
                        otherwise specified)

      3. Gifts to Minors ______________________________________  _____/___/_____
                         Minor's Name                            Soc. Sec. No.

         Under the  ____________________  Uniform Gifts / Uniform Transfers
                     State of Residence   to Minors Act / to Minors Act
                         of Minor

      4. Other Registrations __________________________________  _______________
                             Name                                Tax Ident. No.

      5. If Trust, Date of Trust Instrument: ___________________________________

 /3/  ADDRESS

      ___________________________________________  U.S. Citizen  / / Yes / / No*
      Street

      ___________________________________________  _____________________________
      City             State             Zip Code  *Country of Citizenship

 /4/  DISTRIBUTION OPTIONS   See Prospectus

      Please select one of the following:
      / / Reinvest both dividends and capital gain distributions in additional shares
      / / Pay dividends to my address above; reinvest capital gain distributions / / Pay both dividends and capital gain distributions in cash to my address above
      / / Reinvest dividends and pay capital gain distributions in cash to my address above
          NOTE: If a selection is not made, both dividends and capital gain distributions will be paid in additional shares of the same Class.

 /5/  SPECIAL OPTIONS (For More Information--Check Appropriate Box)

      / / Prototype IRA Application   / / Automatic Investment Plan
      / / Systematic Withdrawal Plan

 /6/  RIGHTS OF ACCUMULATION--CLASS A SHARES   See Prospectus

      Indicate here any other account(s) in the group of funds that would qualify for the cumulative quantity discount as outlined in the Prospectus.

      _______________________  ________________  _______________________________
      Fund Name                Account No.       Registered Owner

      _______________________  ________________  _______________________________
      Fund Name                Account No.       Registered Owner

      _______________________  ________________  _______________________________
      Fund Name                Account No.       Registered Owner

 /7/  PLEASE INDICATE BELOW IF YOU ARE AFFILIATED WITH PAINEWEBBER

      "Affiliated" persons are defined as officers, directors/trustees and employees of the PaineWebber funds, PaineWebber or its affiliates, and their parents, spouses and children.

      __________________________________________________________________________
      Nature of Relationship

 /8/  SIGNATURE(S) AND TAX CERTIFICATION

      I warrant that I have full authority and am of legal age to purchase shares of the Fund and have received and read a current Prospectus of the Fund and agree to its terms. The Fund and its Transfer Agent will not be liable for acting upon instructions or inquiries believed genuine. Under penalties of perjury, I certify that (1) my taxpayer identification number provided in this application is correct and (2) I am not subject to backup withholding because (i) I have not been notified that I am subject to backup withholding as a result of failure to report interest or dividends or (ii) the IRS has notified me that I am no longer subject to backup withholding (strike out clause (2) if incorrect).

      ___________________________  _____________________________  ______________
      Individual (or Custodian)    Joint Registrant (if any)      Date

      ___________________________  _____________________________  ______________
      Corporate Officer, Partner,  Title                          Date
      Trustee, etc.

 /9/ INVESTMENT EXECUTIVE IDENTIFICATION (To Be Completed By Investment Executive Only)

      ______________________________________________  __________________________
      Broker No./Name                                 Branch Wire Code

      ______________________________________________  (____)____________________
      Branch Address                                  Telephone

/10/  CORRESPONDENT FIRM IDENTIFICATION (To Be Completed By Correspondent Firm
      Only)

      ______________________________  __________________________________________
      Name                            Address

      ______________________________

      MAIL COMPLETED FORM TO YOUR PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM OR TO: PFPC INC., P.O. BOX 8950, WILMINGTON, DELAWARE 19899.

                      [This page intentionally left blank]

Shares of the Fund can be exchanged for shares of the following PaineWebber Mutual Funds:

PAINEWEBBER INCOME FUNDS

o Global Income Fund
o High Income Fund
o Investment Grade Income Fund
o Low Duration U.S. Government Income Fund
o Strategic Income Fund
o U.S. Government Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS

o California Tax-Free Income Fund
o Municipal High Income Fund
o National Tax-Free Income Fund
o New York Tax-Free Income Fund

PAINEWEBBER GROWTH FUNDS

o Capital Appreciation Fund
o Emerging Markets Equity Fund
o Global Equity Fund
o Growth Fund
o Small Cap Growth Fund
o Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

o Balanced Fund
o Growth and Income Fund
o Tactical Allocation Fund
o Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

                           ------------------------

A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

(Copyright) 1996 PaineWebber Incorporated
         Recycled
[LOGO]   Paper

         PAINEWEBBER
         FINANCIAL SERVICES
/ /      GROWTH FUND INC.

------------------------------------------------------
/ / LONG-TERM CAPITAL APPRECIATION

/ / PROFESSIONAL MANAGEMENT

/ / PORTFOLIO DIVERSIFICATION

/ / DIVIDEND AND CAPITAL GAIN REINVESTMENT

/ / FLEXIBLE PRICING(Service Mark)

/ / LOW MINIMUM INVESTMENT

/ / AUTOMATIC INVESTMENT PLAN

/ / SYSTEMATIC WITHDRAWAL PLAN

/ / EXCHANGE PRIVILEGES

/ / SUITABLE FOR RETIREMENT PLANS
------------------------------------------------------

PROSPECTUS

January 2, 1996

                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     PaineWebber Financial Services Growth Fund Inc. ('Fund') is a diversified, professionally managed mutual fund. The Fund seeks long-term capital appreciation and invests primarily in equity securities of financial services companies. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated January 2, 1996. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated January 2, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

     RATINGS OF DEBT OBLIGATIONS. Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's, a division of The McGraw Hill Companies, Inc., ('S&P') and other nationally recognized statistical rating organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent the NRSROs' opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

     ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ('OTC') options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's board of directors. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ('1933 Act').

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The board of directors has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the board of directors.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of directors. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See 'Investment Policies and Restrictions--Segregated Accounts.'

     LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. To the extent the Fund holds securities of foreign issuers, such securities may not be registered with the Securities and Exchange Commission ('SEC'), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     In addition to purchasing securities of foreign issuers in foreign markets, the Fund may invest in American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

     The Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions-- Segregated Accounts.' The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the Fund.

     SHORT SALES 'AGAINST THE BOX.'  As indicated in the Prospectus, the Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box') to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it will establish a margin account with the broker effecting the short sale and will deposit collateral with the broker. In addition, the Fund will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not intend to have obligations under short sales that at any time during the coming year exceed 5% of the Fund's net assets.

     The Fund might make a short sale 'against the box' in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Mitchell Hutchins wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging Strategies,' segregated accounts may also be required in connection with certain transactions involving options or futures contacts.

     INVESTMENT LIMITATIONS. The Fund may not (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the Fund's total assets are outstanding; (2) make an investment in any one industry if doing so would cause the value of investments in such industry or group of industries to equal or exceed 25% of the total assets of the Fund taken at market value, except that the Fund will invest, under normal circumstances, at least 25% of its total assets, taken at market value, in the related group of industries consisting of the financial services industries; (3) purchase securities of any one issuer (other than U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in securities of such issuer or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations; (4) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts; (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (6) make short sales of securities or maintain a short position, except that the Fund may make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and may sell short 'against the box'; (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts; (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell stock index, interest rate and foreign currency futures contracts and options thereon; (9) invest in oil, gas or mineral-related programs or leases, provided that the Fund may invest in securities issued by companies that engage in such activities; (10) make loans, except through loans of portfolio securities as described in the Prospectus or this Statement of Additional Information and except through repurchase agreements, provided that for purposes of this limitation the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or (11) purchase any securities issued by any other investment company, except by purchase in the open market where no commission or profit, other than a customary brokers' commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of the total assets of the Fund, and except in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company.

     The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations. The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

     The following investment restrictions may be changed by the vote of the board of directors of the Fund without shareholder approval:


     (1) the Fund will not purchase or retain the securities of any issuer if the officers and directors of the Fund and Mitchell Hutchins (each owning beneficially more than 1/2 of 1% of the outstanding securities of the issuer) own in the aggregate more than 5% of the securities of such issuer;

     (2) the Fund will not invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

     (3) the Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange, Inc., provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities;

     (4) the Fund will not purchase any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years; and

     (5) the Fund will not invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P (or determined by Mitchell Hutchins to be of comparable quality). This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders.

                               HEDGING STRATEGIES

     As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ('Hedging Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts to attempt to hedge the Fund's portfolio. The particular Hedging Instruments used by the Fund are described in the Appendix to the Prospectus.

     Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transactions costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.


     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ('CFTC') and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See 'Taxes.'

     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or

Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

     The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged. Because the Fund invests primarily in equity securities of financial services companies and their holding companies, there might be a significant lack of correlation between the portfolio and the stock indices underlying any such Hedging Instruments used by the Fund.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, the Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     COVER FOR HEDGING STRATEGIES. The Fund will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options or futures contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Fund may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities in which the Fund is authorized to invest and stock indices and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. The securities or other assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under 'Investment Policies and Restrictions--Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

     Generally, the OTC debt options used by the Funds are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     GUIDELINES FOR OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Fund's board of directors without shareholder vote:

     (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

     (2) The aggregate value of securities underlying put options written by the

Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

     (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on future contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

     FUTURES. The Fund may purchase and sell stock index futures contracts, interest rate futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.

The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Fund's board of directors without shareholder vote:

     (1) To the extent the Fund enters into futures contracts and options on futures positions, including options on foreign currencies traded on a commodities exchange, that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets.

     (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

     (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

     FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which Mitchell Hutchins believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                              POSITION             BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH FUND             OTHER DIRECTORSHIPS
-------------------------  ---------------  -----------------------------------
E. Garrett Bewkes, Jr.;    Director and     Mr. Bewkes is a director of and
69**                       Chairman of the    consultant to Paine Webber Group
                              Board of        Inc. ('PW Group') (holding
                              Directors       company of PaineWebber and
                                              Mitchell Hutchins). Prior to
                                              1988, he was chairman of the
                                              board, president and chief
                                              executive officer of American
                                              Bakeries Company. Mr. Bewkes is
                                              also a director of Interstate
                                              Bakeries Corporation and NaPro
                                              BioTherapeutics, Inc. and a
                                              director or trustee of 24 other
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Meyer Feldberg; 53            Director      Mr. Feldberg is Dean and Professor
Columbia University                           of Management of the Graduate
101 Uris Hall                                 School of Business, Columbia
New York, New York 10027                      University. Prior to 1989, he was
                                              president of the Illinois
                                              Institute of Technology. Dean
                                              Feldberg is also a director of
                                              AMSCO International Inc., Fed-
                                              erated Department Stores, Inc.
                                              and New World Communications
                                              Group Incorporated and a director
                                              or trustee of 16 other investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.

George W. Gowen; 66           Director      Mr. Gowen is a partner in the law
666 Third Avenue                              firm of Dunnington, Bartholow &
New York, New York 10017                      Miller. Prior to May 1994, he was
                                              a partner in the law firm of

                                              Fryer, Ross & Gowen. Mr. Gowen is
                                              also a director of Columbia Real
                                              Estate Investments, Inc. Mr.
                                              Gowen is a director or trustee of
                                              14 other investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

                              POSITION             BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH FUND             OTHER DIRECTORSHIPS
-------------------------  ---------------  -----------------------------------
Frederic V. Malek; 59         Director      Mr. Malek is chairman of Thayer
901 15th Street, N.W.                         Capital Partners (investment
Suite 300                                     bank) and a co-chairman and
Washington, D.C. 20005                        director of CB Commercial Group
                                              Inc. (real estate). From January
                                              1992 to November 1992 he was
                                              campaign manager of Bush-Quayle
                                              '92. From 1990 to 1992 he was
                                              vice chairman and, from 1989 to
                                              1990, he was president of
                                              Northwest Airlines Inc., NWA
                                              Inc. (holding company of
                                              Northwest Airlines Inc.) and
                                              Wings Holdings Inc. (holding
                                              company of NWA Inc.). Prior to
                                              1989, he was employed by the
                                              Marriott Corporation (hotels,
                                              restaurants, airline catering
                                              and contract feeding), where he
                                              most recently was an executive
                                              vice president and president of
                                              Marriott Hotels and Resorts. Mr.
                                              Malek is also a director of
                                              American Management Systems,
                                              Inc., Automatic Data Processing,
                                              Inc., Avis, Inc., FPL Group,
                                              Inc., ICF International, Manor
                                              Care, Inc., National Education
                                              Corporation and Northwest
                                              Airlines Inc. and a director or
                                              trustee of 14 other investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.

Judith Davidson Moyers;       Director      Mrs. Moyers is president of Public

60                                            Affairs Television, Inc., an
Public Affairs Television                     educational consultant and a home
356 W. 58th Street                            economist. Mrs. Moyers is also a
New York, New York 10019                      director of Ogden Corporation and
                                              a director or trustee of 14 other
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Margo N. Alexander; 48        President     Mrs. Alexander is president, chief
                                              executive officer and a director
                                              of Mitchell Hutchins and an
                                              executive vice president of
                                              PaineWebber. Mrs. Alexander is
                                              also a director or trustee of
                                              nine and president of 31 other
                                              investment companies for which
                                              Mitchell Hutchins or

                              POSITION             BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH FUND             OTHER DIRECTORSHIPS
-------------------------  ---------------  -----------------------------------

                                              PaineWebber serves as investment
                                              adviser.

Teresa M. Boyle; 37        Vice President   Ms. Boyle is a first vice president
                                              and manager--advisory
                                              administration of Mitchell
                                              Hutchins. Prior to November 1993,
                                              she was compliance manager of
                                              Hyperion Capital Management,
                                              Inc., an investment advisory
                                              firm. Prior to April 1993, Ms.
                                              Boyle was a vice president
                                              and manager--legal administration
                                              of Mitchell Hutchins. Ms. Boyle
                                              is also a vice president of 31
                                              other investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

Joan L. Cohen; 31          Vice President   Ms. Cohen is a vice president and
                            and Assistant     attorney of Mitchell Hutchins.
                              Secretary       Prior to December 1993, she was
                                              an associate at the law firm of
                                              Seward & Kissell. Ms. Cohen is

                                              also a vice president and
                                              assistant secretary of 24 other
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Karen L. Finkel; 37        Vice President   Mrs. Finkel is a first vice
                                              president and portfolio manager
                                              of Mitchell Hutchins. Mrs. Finkel
                                              is also a vice president of one
                                              other investment company for
                                              which Mitchell Hutchins serves as
                                              investment adviser.

C. William Maher; 34       Vice President   Mr. Maher is a first vice president
                            and Assistant     and a senior manager of the
                              Treasurer       mutual fund finance division of
                                              Mitchell Hutchins. Mr. Maher is
                                              also a vice president and assis-
                                              tant treasurer of 31 other
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

                              POSITION             BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH FUND             OTHER DIRECTORSHIPS
-------------------------  ---------------  -----------------------------------

Ann E. Moran; 38           Vice President   Ms. Moran is a vice president of
                            and Assistant     Mitchell Hutchins. Ms. Moran is
                              Treasurer       also a vice president and
                                              assistant treasurer of 31 other
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Dianne E. O'Donnell; 43    Vice President   Ms. O'Donnell is a senior vice
                            and Secretary     president and deputy general
                                              counsel of Mitchell Hutchins. Ms.
                                              O'Donnell is also a vice
                                              president and secretary of 31
                                              other investment companies for
                                              which Mitchell Hutchins and
                                              PaineWebber serves as investment
                                              adviser.

Victoria E. Schonfeld; 45  Vice President   Ms. Schonfeld is a managing
                                              director and general counsel of

                                              Mitchell Hutchins. From April
                                              1990 to May 1994, she was a
                                              partner in the law firm of Arnold
                                              & Porter. Ms. Schonfeld is also a
                                              vice president of 31 other
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Paul H. Schubert; 33       Vice President   Mr. Schubert is a first vice
                            and Assistant     president and a senior manager of
                              Treasurer       the mutual fund finance division
                                              of Mitchell Hutchins. From August
                                              1992 to August 1994, he was a
                                              vice president of BlackRock
                                              Financial Management, Inc. Prior
                                              to August 1992, he was an audit
                                              manager with Ernst & Young LLP.
                                              Mr. Schubert is also a vice
                                              president and assistant treasurer
                                              of 31 other investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

Julian F. Sluyters; 35     Vice President   Mr. Sluyters is a senior vice
                            and Treasurer     president and the director of
                                              the mutual fund finance division
                                              of Mitchell Hutchins. Prior to
                                              1991, he was an audit senior
                                              manager with Ernst & Young LLP.
                                              Mr. Sluyters is also a vice
                                              president and

                              POSITION             BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH FUND             OTHER DIRECTORSHIPS
-------------------------  ---------------  -----------------------------------
                                              treasurer of 31 other investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.

Mark A. Tincher; 40        Vice President   Mr. Tincher is a managing director
                                              and chief investment officer--U.S.
                                              equity investments of Mitchell
                                              Hutchins. Prior to March 1995,
                                              he was a vice president and
                                              directed the U.S. funds

                                              management and equity research
                                              areas of Chase Manhattan
                                              Private Bank. Mr. Tincher is
                                              also vice president of 10 other
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Gregory K. Todd; 39        Vice President   Mr. Todd is a first vice president
                            and Assistant     and associate general counsel of
                              Secretary       Mitchell Hutchins. Prior to 1993,
                                              he was a partner in the law firm
                                              of Shereff, Friedman, Hoffman &
                                              Goodman. Mr. Todd is also a vice
                                              president and assistant secretary
                                              of 31 other investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

Keith A. Weller; 34        Vice President   Mr. Weller is a first vice
                            and Assistant     president and associate general
                              Secretary       counsel of Mitchell Hutchins.
                                              From September 1987 to May 1995,
                                              he was an attorney in private
                                              practice. Mr. Weller is also a
                                              vice president and assistant
                                              secretary of 23 other investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.

------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mr. Bewkes is an 'interested person' of the Fund as defined in the Investment
   Company Act of 1940 ('1940 Act') by virtue of his position with PW Group.

     The Fund pays directors who are not 'interested persons' of the Fund $1,500 annually and $250 per meeting of the board or any committee thereof. Directors are reimbursed for any expenses incurred in attending meetings. Directors and officers of the Fund own in the aggregate less than 1% of the shares of the Fund. Since Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Fund for acting as a director or officer. The table below includes certain information relating to the compensation of the Fund's current directors who held office during the fiscal year ended March 31, 1995.


                               COMPENSATION TABLE

                                                   PENSION OR
                                                   RETIREMENT       ESTIMATED        TOTAL
                                  AGGREGATE         BENEFITS          ANNUAL      COMPENSATION
                                 COMPENSATION    ACCRUED AS PART     BENEFITS       FROM THE
                                   FROM THE       OF THE FUND'S        UPON       FUND AND THE
NAME OF PERSON, POSITION            FUND*           EXPENSES        RETIREMENT      COMPLEX+
------------------------------   ------------    ---------------    ----------    ------------
E. Garrett Bewkes, Jr.
  Director and Chairman of the
  Board of Directors .........          --                --               --             --
Meyer Feldberg
  Director ...................      $3,625                --               --       $ 86,050
George W. Gowen
  Director ...................      $3,375                --               --       $ 71,425
Frederic V. Malek
  Director ...................      $3,625                --               --       $ 77,875
Judith Davidson Moyers
  Director ...................      $3,125                --               --       $ 71,125

------------------
 * Represents fees paid to each director during the fiscal year ended March 31, 1995.
 + Represents total compensation paid to each director during the calendar year ended December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Fund dated April 1, 1990 ('Advisory Contract'). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.70% of the Fund's average daily net assets. During the fiscal years ended March 31, 1995, March 31, 1994 and March 31, 1993, the Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees totalling $480,025, $513,461 and $376,258, respectively.

     Pursuant to a service agreement with the Fund that is reviewed by the Fund's board of directors annually, PaineWebber provides certain services to the Fund not otherwise provided by its transfer agent. Pursuant to the service agreement, for the fiscal years ended March 31, 1995, March 31, 1994 and March 31, 1993, the Fund paid (or accrued) to PaineWebber $22,723, $22,270 and $14,702, respectively.

     Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell

Hutchins. Expenses borne by the Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the Fund's directors who are not interested persons (as defined in the 1940 Act) of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to directors and officers; and (18) costs of mailing, stationery and communications equipment.

     As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. No reimbursements were required for the 1995, 1994 and 1993 fiscal years pursuant to state regulation.

     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board of directors or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.

     The following table shows the approximate net assets as of November 30, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                              NET ASSETS
                    INVESTMENT CATEGORY                         ($ MIL)
------------------------------------------------------------  -----------
Domestic (excluding Money Market)...........................      5,709.1
Global......................................................      2,869.0
Equity/Balanced.............................................      2,807.3
Fixed Income (excluding Money Market).......................      5,770.7
     Taxable Fixed Income...................................      4,014.6
     Tax-Free Fixed Income..................................      1,756.1
Money Market Funds..........................................     21,058.1

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins advisory accounts held by all Mitchell Hutchins' directors, officers and employees, that establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of the Fund under separate distribution contracts with the Fund dated July 7, 1993 and November 10, 1995 (collectively, 'Distribution Contracts'). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber dated July 7, 1993 and November 10, 1995 relating to the Class A, Class B and Class C shares of the Fund (collectively, 'Exclusive Dealer Agreements'), PaineWebber and its correspondent firms sell the Fund's shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by the Fund in the manner prescribed under Rule 12b-1 under the 1940 Act ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan and Class C Plan, the Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, respectively.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the Fund's board of directors at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's board of directors, including those directors who are not 'interested persons' of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class and (4) while the Plan remains in effect, the selection and nomination of directors who are not 'interested persons' of the Fund shall be committed to the discretion of the directors who are not interested persons of the Fund.

     In reporting amounts expended under the Plans to the directors, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

     For the fiscal year ended March 31, 1995, the Fund paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C
Plans:

Class A.....................................................  $   124,319
Class B.....................................................  $   142,332
Class C.....................................................  $    46,135

     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Fund during the fiscal year ended March 31, 1995:

                                           CLASS A     CLASS B      CLASS C
                                          ---------  -----------  -----------
Marketing and advertising...............  $  14,403  $    18,082  $    25,515
Amortization of commissions.............        N/A  $    67,011  $    19,875
Printing of prospectuses and statements
  of additional information.............  $   4,851  $     1,611  $       409
Branch network costs allocated and
  interest expense......................  $  63,628  $   117,529  $   195,843
Service fees paid to PaineWebber
  investment executives.................  $  55,944  $    16,012  $     5,190

     'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

     In approving the Fund's overall Flexible Pricing(Service Mark) system of distribution, the Fund's board of directors considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the

Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, the directors considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan, the directors considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The directors also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.


     In approving the Class C Plan for the Fund, the directors considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The directors also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the directors considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The directors also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

     Under the Distribution Contract between the Fund and Mitchell Hutchins for the Class A shares and a similar prior distribution contract, for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of initial sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                                             1993        1994        1995
                                           --------    --------    --------
Earned..................................   $104,620    $130,214    $ 65,516
Retained................................     15,815      85,205      37,931

     For the fiscal year ended March 31, 1995, Mitchell Hutchins earned and retained $81,254 from contingent deferred sales charges paid upon certain redemptions of Class B shares.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Fund's board of directors, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC markets and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. During the fiscal years ended March 31, 1995, March 31, 1994 and March 31, 1993, the Fund paid approximately $20,088, $28,924 and $49,552, respectively, in brokerage commissions.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Fund's board of directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. No brokerage commissions were paid to PaineWebber or any other affiliate of Mitchell Hutchins during the 1995 or 1994 fiscal years. During the fiscal year ended March 31, 1993, the Fund paid $4,200 to PaineWebber in brokerage commissions.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

     Consistent with the interests of the Fund and subject to the review of the Fund's board of directors, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the fiscal year ended March 31, 1995, Mitchell Hutchins directed $743,887 in portfolio transactions to brokers chosen because they provided research services, for which the Fund paid $1,400 in commissions.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

     Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts may be used in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.


     The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group except pursuant to procedures adopted by the Fund's board of directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended March 31, 1995 and March 31, 1994, the Fund's portfolio turnover rate was 14.00% and 21.82%, respectively.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

     COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An 'eligible group of related Fund investors' can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ('IRA');

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

          (g) an employer (or a group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

     RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     Certain PaineWebber mutual funds offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing system on July 1, 1991 ('CDSC Funds'). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Funds, Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of a Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.


     If conditions exist which make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The Fund may suspend redemption privileges or postpone the date of payment during any period
(1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

     SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under 'Dividends and Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ('Transfer Agent'). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

     REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible, to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Dividends and Taxes' in the Prospectus.

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(ServiceMark);
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED)(RMA(REGISTERED))

     Shares of the PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

     Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT(REGISTERED).

     In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     o automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the seven RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA Connecticut Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each monthly market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service

       Center;

     o expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

     Class B shares of the Fund will automatically convert to Class A shares, based on the relative net asset values per share of the two Classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or
(2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. If the shareholder acquired Class B shares of a Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion will be determined based on the date the CDSC Fund shares were initially issued. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES


     The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last trade price listed on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors.

     Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate, under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

     The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the Fund's Performance Advertisements are calculated according to the following formula:

  P(1 + T)n          =     ERV
where:    P          =     a hypothetical initial payment of $1,000 to
                           purchase shares of a specified Class
          T          =     average annual total return of shares of that

                           Class
          n          =     number of years
          ERV        =     ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and for Class B and Class C shares the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return of Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for the Class A, Class B and Class C (formerly Class D) shares of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an average annual return:

                                                CLASS A     CLASS B     CLASS C
                                                -------     -------     -------
Fiscal year ended March 31, 1995:
     Standardized Return*....................     5.24%       4.37%       8.34%
     Non-Standardized Return.................    10.22%       9.37%       9.34%
Inception** to March 31, 1995:
     Standardized Return*....................    11.25%      19.91%      12.91%
     Non-Standardized Return.................    11.84%      20.24%      12.91%
Five years ended March 31, 1995:
     Standardized Return*....................    19.25%         NA          NA
     Non-Standardized Return.................    20.36%         NA          NA


                                                        (Footnotes on next page)

------------------

 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period.

** The inception dates for the Class A, Class B and Class C shares of the Fund are as follows: May 22, 1986, July 1, 1991 and July 2, 1992, respectively.

     OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. for financial services funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar') or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Dow Jones Regional Bank Industry Group Index, the Dow Jones Financial Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

     In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ('Distribution Requirement') and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options or futures thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable gain distribution.

     The Fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     The Fund may invest in the stock of 'passive foreign investment companies' ('PFICs'). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain on disposition of such stock (collectively 'PFIC income'), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund,' then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to 'mark-to-market' their stock in certain PFICs. 'Marking-to-market,' in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from the disposition of foreign currencies, and income from transactions in options and futures contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options and futures on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                               OTHER INFORMATION

     Effective December 14, 1995 the name of the Fund was changed from 'PaineWebber Regional Financial Growth Fund Inc.' to its current name. Prior to November 10, 1995, the Fund's Class C shares were known as 'Class D' shares. Prior to July 1, 1991, the Fund's name was 'PaineWebber Classic Regional Financial Fund Inc.' and, prior to April 1, 1990, the Fund operated as a closed-end investment company under the name of 'Regional Financial Shares Investment Fund Inc.'

     The Fund is authorized to issue Class Y shares in addition to Class A, Class B and Class C shares. Class Y shares, if issued, would bear no service or distribution fees, would be sold with no initial sales charge and would be redeemable at net asset value without the imposition of a contingent deferred sales charge.

     CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C., 20036-1800, counsel to the Fund, has passed upon the legality of the shares offered by the Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1995 and its Semi-Annual Report to Shareholders for the six months ended September 30, 1995 are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and (with respect to the Annual Report to Shareholders) report of independent auditors appearing therein are incorporated herein by this reference.

                                                                        APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     Plus (+) or Minus (-): The ratings from 'AA' to 'BBB' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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                                       38

                      [This page intentionally left blank]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Investment Policies and Restrictions...........     1
Hedging Strategies.............................     7
Directors and Officers.........................    14
Investment Advisory and Distribution
  Arrangements.................................    19
Portfolio Transactions.........................    24
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services....    26
Conversion of Class B Shares...................    30
Valuation of Shares............................    31
Performance Information........................    31
Taxes..........................................    34
Other Information..............................    36
Financial Statements...........................    36
Appendix.......................................    37

                                                                     PAINEWEBBER
                                                              FINANCIAL SERVICES
                                                                GROWTH FUND INC.

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                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                 JANUARY 2, 1996

(Copyright) 1996 PaineWebber Incorporated

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